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                                                                   EXHIBIT 10.22

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT is made and entered into as of the ____ day of March, 2004, by and between:

                  SOUTHERN COMMUNITY BANCORP, a Florida corporation, 250 North Orange Avenue, Orlando, Florida 32801 (hereinafter referred to as the "Borrower");

                                       and

                  SUNTRUST BANK, a Georgia corporation, 200 South Orange Avenue, Orlando, Florida 32801 (hereinafter referred to as the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested the Bank to extend a revolving line of credit loan to it in the maximum principal amount of $5,000,000.00; and

         WHEREAS, the Bank is willing to make such loan upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein, the Borrower and the Bank agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1 DEFINITIONS. For the purposes of this Agreement, the following terms shall have the respective meanings specified in this Section 1.1 (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "ADVANCE" shall mean individually and collectively the proceeds of the Loan delivered to the Borrower by the Bank pursuant to Section 2.2 hereof.

         "AGREEMENT" shall mean this Loan Agreement as originally executed by the parties hereto and all amendments and modifications hereof.

         "AUTHORIZED REPRESENTATIVE" shall mean any one or more of the officers, employees or other representatives listed on EXHIBIT "A" attached hereto or hereafter designated from time to time by the Borrower to the Bank in a written notice in the form of EXHIBIT "B", who may request Advances under the Loan or take other action by or on behalf of the Borrower in connection with the Loan.

         "BANKING DAY" shall mean any Day other than a Saturday, Sunday or Day on which commercial banks are authorized to close under the laws of the State of Florida.



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         "CASH BASIS LOANS" shall mean loans in which the accrual of interest has been discontinued due to a deterioration in the financial condition of any borrower.

         "COMMITMENT FEE" shall mean the non-refundable fee paid by the Borrower to the Bank pursuant to Section 2.12 hereof.

         "COVENANT COMPLIANCE CERTIFICATE" shall mean a certificate, in form and content satisfactory to the Bank, which shall (i) set forth the various financial covenants and ratios which the Borrower is required to comply with during the term of this Agreement, (ii) contain calculations reflecting whether or not the Borrower is in compliance with each such financial covenants or ratio requirements, (iii) contain a statement as to whether or not the Borrower is in default under the Loan Agreement or any of the other Loan Documents, and, if the Borrower is in default, such statement shall indicate the nature thereof as well as the steps which Borrower proposes to take in order to cure said default, and
(iv) be certified to be true and correct by an Authorized Representative of the Borrower acceptable to the Bank.

         "DAY" shall mean a calendar day, unless the context indicates otherwise.

         "DEBT SERVICE COVERAGE RATIO" shall mean the ratio of (a) fifty percent (50%) of Net Income during the previous four (4) quarters to (b) the pro forma debt service payable in respect of the Loan during the same period, assuming full funding and a seven-year amortization of principal plus interest at a fixed rate equal to five percent (5%).

         "DEFAULT RATE" shall mean the lesser of (i) twenty-five percent (25%) per annum or (ii) the highest rate of interest permitted from time to time by applicable law.

         "DUE DATE" shall mean the date any payment of principal or interest is due and payable on the Loan or Note.

         "EVENT OF DEFAULT" shall mean an event of default specified in Article Six of this Agreement.

         "GAAP" shall mean generally accepted accounting principles consistently applied to the particular item.

         "INTEREST PAYMENT DATE" shall mean the last Day of each and every calendar quarter, commencing on the last Day of the calendar quarter in which the Borrower obtains its first Advance.

         "INTEREST PERIOD" shall mean 90 Days or any other period requested by the Borrower and approved by the Bank in its sole and absolute discretion.

         "INTEREST RATE" shall mean the applicable rate of interest to be borne by the Note (except when the Default Rate is in effect), which shall be a rate per annum equal to LIBOR plus one hundred eighty-five basis points (i.e., 1.85%), provided however, that the interest rate shall never exceed the maximum rate allowable by applicable law from time to time.

         "INTEREST RATE DETERMINATION DATE" shall mean each date for calculating LIBOR, as the case may be, for purposes of determining the Interest Rate in respect of an Interest Period, and which shall be the second Banking Day prior to the first Day of the applicable Interest Period for any Interest Period.

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

         "LIABILITIES" shall mean all liabilities and obligations of the Borrower, all as determined in accordance with GAAP.

         "LIBOR" shall mean the interest rate per annum equal to the ninety (90) Day London Interbank Offered Rate for deposits in Dollars as published in the WALL STREET JOURNAL in effect on the Interest Rate Determination Date. If the foregoing rate is unavailable from the WALL STREET JOURNAL for any reason, then such rate shall be determined by the Bank from any other publication or interest rate reporting service of recognized standing designated in writing from time to time by the Bank to the Borrower; in any such case rounded, if necessary, to the next higher 1/16 of 1.0%, if the rate is not such a multiple.

         "LOAN" shall mean the revolving line of credit loan extended to the Borrower by the Bank pursuant to the terms hereof.

         "LOAN DOCUMENTS" shall mean this Agreement, the Note and all of the other documents, agreements, certificates, schedules, notes, statements and opinions, however described, referenced herein or executed or delivered pursuant hereto or in connection with or arising with the Loan or the transactions contemplated by this Agreement.

         "MATURITY DATE" shall mean the earlier to occur of (a) March _____, 2005; (b) the occurrence of an Event of Default; or (c) any change in the control or ownership of the Borrower and/or any of its Subsidiaries; or such later date as the Bank, in its sole and absolute discretion, may agree to in writing.

         "NET CHARGE-OFF RATIO" shall mean the ratio of (a) the Borrower's total charge-offs minus total recoveries (on a rolling four-quarter basis) to (b) its Total Loans.

         "NET INCOME" shall mean, for any period, the aggregate of the net income of the Borrower determined in accordance with GAAP.

         "NON-PERFORMING ASSETS" shall mean the aggregate sum of consolidated
(a) Cash Basis Loans, (b) loans ninety (90) Days or more past due, (c) Renegotiated Loans, (d) Other Real Estate and (e) other assets described as "other non-performing assets" on Borrower's consolidated financial statements.

         "NON-PERFORMING ASSETS RATIO" shall mean the ratio of (a) Non-Performing Assets to (b) (i) Total Loans plus (ii) Other Real Estate.

         "NOTE" shall mean the Borrower's promissory note or notes evidencing the Loan together with all amendments, modifications, renewals, supplements or replacements thereof.

         "OBLIGATIONS", with respect to the Borrower, shall mean, individually and collectively, all payment and performance duties, obligations and liabilities of the Borrower to the Bank, however and whenever incurred, acquired or evidenced, whether primary or secondary, direct or indirect, absolute or contingent, sole or joint and several, or due or to become due, including, without limitation, all such duties, obligations and liabilities of the Borrower to the Bank, under and pursuant to the Loan Documents and all renewals, modifications or extensions of any thereof.

         "OTHER REAL ESTATE" shall mean real estate acquired by the Borrower as a result of a deterioration in the financial position of any borrower.

         "PERMITTED LOAN LIMIT" shall mean $5,000,000.00.

         "PERSON" shall mean any individual, joint venturer, partnership, firm, corporation, trust, unincorporated organization or other organizational entity, or a governmental body or any department or agency thereof, and shall include both the singular and the plural.

         "PRINCIPAL PLACE OF BUSINESS" shall mean the principal place of business and the headquarters of the Borrower at which all of its records are kept which is noted in the preamble of this Agreement.

         "RENEGOTIATED LOANS" shall have the meaning assigned to such term pursuant to federal banking laws, rules and regulations and shall include, without limitation, loans that have been renegotiated or restructured to provide a reduction or deferral of interest or principal because of a deterioration in the financial position of any borrower.

         "REVOLVING PERIOD" shall mean the period during the term of the Loan, commencing on the date hereof and ending on the occurrence of (i) an Event of Default or (ii) the Maturity Date, whichever first occurs, or such later date as the Bank may in its absolute discretion agree to in writing.

         "SCB" shall mean Southern Community Bank, a Florida corporation, and a wholly-owned Subsidiary of the Borrower.

         "SCBSW" shall mean Southern Community Bank of Southwest Florida, a Florida corporation, and a wholly-owned Subsidiary of the Borrower.

         "SCBS" shall mean Southern Community Bank of South Florida, a Florida corporation, and a wholly-owned Subsidiary of the Borrower.

         "STOCK" shall mean one hundred percent (100%) of the issued and outstanding common capital stock of the Borrower's Subsidiaries.

         "SUBSIDIARY" shall mean any corporation whose assets and income are includible in the financial statements of the Borrower in accordance with GAAP, and shall include subsidiaries of a subsidiary.

         "TANGIBLE EQUITY RATIO" shall mean the ratio of (a) the Borrower's GAAP tangible equity to (b) its GAAP tangible assets.

         "TOTAL LOANS" shall mean all loans and leases, net of unearned income.

         "UCC" shall mean the Florida Uniform Commercial Code, Chapters 671 to 680, inclusive, as the same may now exist or may hereafter be amended from time to time.

         SECTION 1.2 ACCOUNTING TERMS; TESTING OF FINANCIAL RATIOS. All accounting terms used herein shall be construed in accordance with GAAP consistently applied and all financial data submitted pursuant to this Agreement shall be prepared in accordance with GAAP. In the event of ambiguities in GAAP, the more conservative principle or interpretation shall be used.

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                                   ARTICLE II

                          AMOUNT AND TERMS OF THE LOAN

         SECTION 2.1 THE LOAN. The Bank agrees from time to time during the Revolving Period to lend to the Borrower upon the request of the Borrower up to the aggregate principal amount of the Permitted Loan Limit on the terms and conditions set forth herein. During the Revolving Period, the Borrower shall be entitled to receive up to the amount of the Permitted Loan Limit in one or more Advances pursuant to Section 2.2 hereof, except as otherwise specifically set forth in this Agreement. Advances under the Loan shall be evidenced by the Note and shall be payable as set forth in Section 2.8 hereof. The Borrower shall not be liable under the Note except with respect to funds actually advanced to the Borrower by the Bank pursuant to the terms hereof. The Loan may revolve during the Revolving Period; accordingly, during the Revolving Period, the Borrower may borrow up to the Permitted Loan Limit, repay all or any portion of such principal amount of the Loan, and reborrow up to such amount, subject to the terms and conditions set forth herein. After the expiration of the Revolving Period, the Borrower shall not be entitled to receive any further Advance.

         SECTION 2.2 ADVANCE OF PROCEEDS ON LOAN. After the date hereof, and upon satisfaction of the conditions precedent set forth in Article V hereof, the Borrower shall be entitled to obtain additional Advances under the Loan. The Borrower shall give the Bank written notice (or facsimile transmission, immediately confirmed by telephone by an Authorized Representative and further confirmed by sending the original notice to the Bank so that the same is received by the Bank no later than three (3) Banking Days after the date of the facsimile transmission) (a "Notice of Borrowing"), which Notice of Borrowing shall be given prior to 2:00 p.m. Orlando, Florida time and such Notice of Borrowing shall be in the form attached hereto as EXHIBIT "C" or in such other form as may be acceptable to the Bank in its sole and absolute discretion, shall be signed by one of the Authorized Representatives and shall specify (a) the proposed date of the Advance (which shall be a Banking Day), (b) the amount of the proposed borrowing (minimum principal amount of $10,000.00) and (c) that on the date of the Notice of Borrowing there has been no material adverse change in the financial condition of the Borrower from that set forth on the most recent annual financial statements furnished to the Bank as provided in this Agreement. The Notice of Borrowing shall be irrevocable by the Borrower on or after the related Interest Rate Determination Date and the Borrower shall be bound to make a borrowing in accordance therewith. The Bank shall have no liability to the Borrower for acting upon any request for an Advance believed by Lender in good faith to be from an Authorized Representative. The Bank shall make each Advance hereunder on the date proposed by the Borrower therefor by crediting the amount of each Advance requested by the Borrower to the general deposit account of the Borrower maintained with the Bank, or in such other manner as the Borrower may request in such Notice of Borrowing and as is agreeable to the Bank. Each request for an Advance shall be deemed to restate and verify all representations of the Borrower made herein as of the date of such request.

         SECTION 2.3 INTEREST ON THE NOTE. The Loan shall be evidenced by the Note and shall be due and payable in accordance with and as required by Section
2.8. The Note shall bear interest from the date thereof through maturity (whether by acceleration or otherwise) on the unpaid principal balance thereof from time to time outstanding at the Interest Rate and shall be payable as set forth in Section 2.8 hereof. From and after the Due Date, interest shall accrue on the unpaid principal balance of the Loan and on all accrued but unpaid interest thereon, or on such defaulted payment, from the Due Date at the Default Rate. Such interest shall continue to accrue until the date of payment in full of all principal and accrued but unpaid interest of such defaulted payment, if applicable.

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         SECTION 2.4 PREPAYMENT OF THE LOAN. The Borrower may at any time and from time to time prepay all or any part of the principal amount of the Loan outstanding without penalty; provided, however, on the date of the prepayment, there shall exist no default and, in the event of a prepayment in full, all accrued but unpaid interest on the amount of the prepayment through the prepayment date, whether or not due and payable, shall be paid in full prior to any prepayment. Each prepayment other than full payment shall be made prior to 2:00 p.m. (Orlando time) on the date of the prepayment, and shall be made on a Banking Day in immediately available funds.

         SECTION 2.5 CALCULATION OF INTEREST. Any interest due on the Loan or any other Obligations shall be calculated on the basis of a year containing 360 Days. The interest due on any date for payment of interest hereunder shall be that interest to the extent accrued as of midnight on the last Day immediately prior to that Interest Payment Date. Notwithstanding anything herein or in any Loan Document to the contrary, the sum of all interest and all other amounts deemed interest under Florida or other applicable law which may be collected by the Bank hereunder shall not exceed the maximum lawful interest rate permitted by such law from time to time. The Bank and the Borrower intend and agree that under no circumstance shall the Borrower be required to pay interest on the Loan or on any other Obligations at a rate in excess of the maximum interest rate permitted by applicable law from time to time, and in the event any such interest is received or charged by the Bank in excess of that rate, the Borrower shall be entitled to an immediate refund of any such excess interest by a credit to and payment toward the unpaid balance of the Loan (such credit to be considered to have been made at the time of the payment of the excess interest) with any excess interest not so credited to be immediately paid to the Borrower by the Bank.

         SECTION 2.6 PLACE OF PAYMENT. All payments by the Borrower under the Loan Documents shall be made to the Bank at its banking house at Orlando, Florida, in lawful money of the United States of America and in immediately available funds.

         SECTION 2.7 SET-OFF. The Borrower hereby grants to the Bank a lien on, and a security interest in, the deposit balances, accounts, items, certificates of deposit and monies of the Borrower in the possession of or on deposit with the Bank to secure and as collateral for the payment and performance of the Obligations. Upon default, the Bank may at any time and from time to time, without demand or notice, appropriate and set-off against and apply the same to the Obligations when and as due and payable.

         SECTION 2.8 PAYMENT OF NOTE. The Borrower shall pay the Note together with interest at the rate set forth in Section 2.3 as follows:

                  (a) INTEREST. Interest shall be payable on each Interest Payment Date, upon the occurrence of an Event of Default and on the Maturity Date.

                  (b) PRINCIPAL. The entire outstanding principal balance and all accrued but unpaid interest shall be due and payable in full on the earlier of (i) the Maturity Date or (ii) the occurrence of an Event of Default.

                  (c) MANDATORY PRINCIPAL PAYMENTS. To the extent that at any time the principal balance outstanding on the Loan exceeds the Permitted Loan Limit, the Borrower shall make principal payments in the amounts necessary to reduce the aggregate of all borrowings under the Loan to the Permitted Loan Limit; such payments shall be due and payable on the date on which such imbalance occurs.

         SECTION 2.9 APPLICATION OF PAYMENTS. All payments made on the Note shall be applied first to interest accrued to the date of payment and next to the unpaid principal balance; provided, however, in the event an Event of

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Default occurs, payments shall be applied first to any costs or expenses, including reasonable attorneys fees, that the Bank may incur in exercising its rights under the Loan Documents, as the Bank may determine.

         SECTION 2.10 LATE CHARGES. If any Loan payment is not made within fifteen (15) Days after the Due Date, then, in that event, there shall also be paid to the Bank, a late charge equal to five percent (5%) of the payment that is due on the Due Date and not paid. The purpose of such late charge shall be to reimburse the Bank for its costs and expenses in connection with servicing a delinquent account.

         SECTION 2.11 DETERMINATION OF INTEREST RATE. As soon as practicable after 11:00 A.M. Orlando, Florida time, on the Interest Rate Determination Date, Bank shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the Interest Rate which shall apply to the Loan for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower.

         SECTION 2.12 COMMITMENT FEE. The Borrower shall pay to the Bank a non-refundable Commitment Fee in the amount of $5,000.00, payable on the date hereof. The Borrower acknowledges that this Commitment Fee represents the Bank's promise to extend the Loan and compensation for the Bank's time and expense of underwriting the Loan, and that such Commitment Fee was fully earned by the Bank upon the date hereof regardless of whether this Agreement is executed or any amounts are advanced are made under the Loan.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Bank that:

         SECTION 3.1  ORGANIZATION, CORPORATE POWERS, ETC.

                  (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida (ii) has all requisite power and authority, corporate and otherwise, to own its properties and assets and to carry on its business as now conducted and proposed to be conducted, (iii) is duly qualified to do business and is in good standing in every jurisdiction in which the character of its properties or assets owned or the nature of its activities conducted makes such qualification necessary including the State of Florida, and (iv) has the corporate power and authority to execute and deliver, and to perform its obligations under this Agreement, the Note and the other Loan Documents.

                  (b) SCB (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, (ii) has all requisite power and authority, corporate and otherwise, to own its properties and assets and to carry on its business as now conducted and proposed to be conducted, (iii) is duly qualified to do business and is in good standing in every jurisdiction in which the character of its properties or assets owned or the nature of its activities conducted makes such qualification necessary including the State of Florida, and (iv) has the corporate power and authority to execute and deliver, and to perform its obligations under any of the Loan Documents to which it may be a party from time to time.

                  (c) SCBSW (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, (ii) has all requisite power and authority, corporate and otherwise, to own its properties and assets and to carry on its business as now conducted and proposed to be conducted, (iii) is duly qualified to do business and is in good standing in every jurisdiction in which the character of its properties or assets owned or the nature of its activities conducted makes such qualification necessary including the State of Florida, and (iv) has the corporate power and authority

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to execute and deliver, and to perform its obligations under any of the Loan
Documents to which it may be a party from time to time.

                  (d) SCBS (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, (ii) has all requisite power and authority, corporate and otherwise, to own its properties and assets and to carry on its business as now conducted and proposed to be conducted, (iii) is duly qualified to do business and is in good standing in every jurisdiction in which the character of its properties or assets owned or the nature of its activities conducted makes such qualification necessary including the State of Florida, and (iv) has the corporate power and authority to execute and deliver, and to perform its obligations under any of the Loan Documents to which it may be a party from time to time.

         SECTION 3.2 AUTHORIZATION OF LOAN, ETC. The execution, delivery and performance of the Loan Documents by the Borrower (a) have been duly authorized by all requisite corporate action (no shareholder action being required pursuant to applicable law) and (b) will not (i) violate (A) any provision of law, any governmental rule or regulation, any order of any court or other agency of government or the Articles of Incorporation or Bylaws of the Borrower or (B) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its properties or assets are bound, (ii) be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Borrower other than as permitted by the terms hereof.

         SECTION 3.3 TAX RETURNS AND PAYMENTS. All federal, state and local tax returns and reports of the Borrower required to be filed have been filed, and all taxes, assessments, fees and other governmental charges upon the Borrower, or upon any of its properties, assets, incomes or franchises, which are due and payable in accordance with such returns and reports, have been paid, other than those presently (a) payable without penalty or interest, or (b) contested in good faith and by appropriate and lawful proceedings prosecuted diligently. The aggregate amount of the taxes, assessments, charges and levies so contested is not material to the condition (financial or otherwise) and operations of the Borrower. The charges, accruals, and reserves on the books of the Borrower in respect of federal, state and local taxes for all fiscal periods to date are adequate and the Borrower knows of no other unpaid assessment for additional federal, state or local taxes for any such fiscal period or of any basis therefor.

         SECTION 3.4  AGREEMENTS.

                  (a) The Borrower is not a party to any agreement, indenture, lease or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule or regulation materially and adversely affecting its business, properties, assets, operations or condition (financial or otherwise). There are no unrealized losses with respect to any such agreement, indenture, lease or instrument.

                  (b) The Borrower is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any material agreement or instrument to which it is a party.

         SECTION 3.5 FINANCIAL STATEMENTS. The Borrower has furnished the Bank with the Borrower's annual audited financial statements for the fiscal year ended December 31, 2002 and its Subsidiaries' FDIC Call Reports for the quarter ended on December 31, 2003. Such financial statements and FDIC Call Reports (including any related schedules) are true and correct in all material respects.

There has been no material adverse change in the business, condition or operations (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole since the date of the financial statements and FDIC Call Reports referred to above.

         SECTION 3.6 CHANGES IN FINANCIAL CONDITIONS; ADVERSE DEVELOPMENTS. From the date of the annual financial statements and FDIC Call Reports referenced in
Section 3.5 hereof, to the date of this Agreement, there has been, and to the date of the initial Advance and each subsequent Advance, there will be, no material adverse change in the assets, liabilities, financial condition, business, operations, affairs or prospects of the Borrower and its Subsidiaries from that set forth or reflected in the most recent fiscal year-end financial statements and FDIC Call Reports referred to in Section 3.5, other than changes in the ordinary course of business, including acquisitions, none of which have been, either in any case or in the aggregate, materially adverse.

         SECTION 3.7 LITIGATION, ETC. There are no actions, proceedings or investigations pending against the Borrower or affecting the Borrower (or any basis therefor known to the Borrower) which, either in any case or in the aggregate, might result in any material adverse change in the financial condition, business, prospects, affairs or operations of the Borrower or in any of its properties or assets, or in any material impairment of the right or ability of the Borrower to carry on its operations as now conducted or proposed to be conducted, or in any material liability on the part f the Borrower and none which questions the validity of this Agreement, the Note or any of the other Loan Documents or of any action taken or to be taken in connection with the transactions contemplated hereby or thereby.

         SECTION 3.8 PRINCIPAL PLACE OF BUSINESS. The Principal Place of Business of the Borrower is at the address noted in the preamble of this Agreement.

         SECTION 3.9 CONSENTS AND APPROVALS. No authorization, license, consent, approval, or undertaking is required under any applicable law in connection with the execution, delivery and performance by the Borrower of this Agreement, the Note or any of the other Loan Documents.

         SECTION 3.10 TITLE TO PROPERTIES AND ASSETS, LIENS, ETC. The Borrower has good and marketable title to its respective real properties other than properties which it leases and good title to all of its other personal property and assets subject to no encumbrances, liens, security interests or other rights of third parties except as previously disclosed to the Bank in the financial statements provided to the Bank. The Borrower enjoys peaceful and undisturbed possession of all leases necessary in any material respect for the operation of its properties and assets, none of which contains any unusual or burdensome provisions which might materially affect or impair the operation of such properties and assets. All such leases are valid and subsisting and are in full force and effect.

         SECTION 3.11 OUTSTANDING DEBT. On the date of this Agreement, the Borrower has no outstanding indebtedness except as reflected on the financial statements of the Borrower which have been provided to the Bank.

         SECTION 3.12 PATENTS, TRADEMARKS, FRANCHISES, ETC. The Borrower owns or has the right to use all of the patents, trademarks, service marks, trade names, copyrights, franchises and licenses, and rights with respect thereto, necessary for the conduct of its business as now conducted or proposed to be conducted, without any known conflict with the rights of others, and, in each case, subject to no mortgage, pledge, lien, lease, encumbrance, charge, security interest, title retention agreement or option. Each such asset or agreement is in full force and effect, and the holder thereof has fulfilled and performed all of its obligations with respect thereto. No event has occurred or exists which permits, or after notice or lapse of time or both would permit, revocation or termination, or which materially adversely affects or in the future may (so far as the Borrower now foresees) materially adversely affect, the rights of such holder thereof with respect thereto. No other license or franchise is known by the Borrower to be necessary to the operations of the business of the Borrower as now conducted or proposed to be conducted.

         SECTION 3.13 SUBSIDIARIES. As of the date of this Agreement, the only Subsidiaries of the Borrower are SCB, SCBSW, SCBS, and Southern Community Insurance Agency, Inc.

                                   ARTICLE IV

                           COVENANTS OF THE BORROWER

         SECTION 4.1 AFFIRMATIVE COVENANTS. The Borrower covenants, for so long as any of the principal amount of or interest on the Note is outstanding and unpaid or any duty or obligation of the Borrower or the Bank hereunder or under any other Obligation remains unpaid or unperformed, as follows:

                  (a) ACCOUNTING; FINANCIAL STATEMENTS; ETC. The Borrower will deliver to the Bank copies of each of the following:

                           (i) Quarterly, as soon as practicable and in any
event within forty-five (45) Days after the end of each calendar quarter, (A) a copy of the Borrower's Federal Reserve System Reporting Form FR Y-9C and FR Y-9LP for such quarter, (B) a Covenant Compliance Certificate and (C) a copy of the quarterly FDIC Call Report for each of its Subsidiaries for such quarter;

                           (ii) As soon as practicable and in any event within
one hundred twenty (120) Days after the end of each fiscal year, year end audited financial statements of the Borrower (consisting of profit and loss statement, balance sheet and report on changes in stockholders equity) that are examined and reviewed by a certified public accountant reasonably acceptable to the Bank, together with the unqualified opinion of such accountant;

                           (iii) Promptly upon transmission thereof, copies of
all such financial statements, proxy statements, notices, and reports as it shall send to its stockholders and of all registration statements (with exhibits) and all reports which it is or may be required to file with the Securities and Exchange Commission or any governmental body or agency succeeding to the functions of such Commission; and

                           (iv) Promptly upon receipt thereof, a copy of each
other report submitted to the Borrower or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any Subsidiary.

                  (b) INSPECTION. The Borrower will permit the Bank or Bank's designated representative, at the expense of the Bank, to (i) visit any place of business of the Borrower and/or its Subsidiaries, (ii) inspect its properties,
(iii) inspect and make extracts from the Borrower's or any Subsidiary's books and records, and (iv) discuss the affairs, finances and accounts of the Borrower or any Subsidiary with the officers of the Borrower or such Subsidiary, all at such reasonable times and as often as may reasonably be requested by the Bank.

                  (c) MAINTENANCE OF CORPORATE EXISTENCE; COMPLIANCE WITH LAWS. The Borrower shall at all times preserve and maintain in full force and effect its corporate existence, powers, rights, licenses, permits and franchises in the jurisdiction of its incorporation; continue to conduct and operate its business substantially as conducted and operated during the present and preceding fiscal year of the Borrower; operate in full compliance with all applicable laws, statutes, regulations, certificates of authority and orders in respect of the conduct of its business; and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or appropriate in view of its business and operations.

                  (d) NOTICE OF DEFAULT. The Borrower shall immediately notify the Bank in writing upon the happening, occurrence or existence of any Event of Default, or any event or condition which with the passage of time or giving of notice, or both, would constitute an Event of Default, and shall provide the Bank with such written notice, a detailed statement by a responsible officer of the Borrower of all relevant facts and the action being taken or proposed to be taken by the Borrower with respect thereto.

                  (e) MAINTENANCE OF PROPERTIES. Except to the extent that a failure to do so would not have a material adverse effect on the Borrower or the value of its properties taken as a whole, the Borrower shall (i) maintain or cause to be maintained in good repair, working order and condition all properties used or useful in its businesses and from time to time will make or cause to be made all appropriate repairs, renewals, improvements and replacements thereof so that the businesses carried on in connection therewith may be properly and advantageously conducted at all times, (ii) not do or permit any act or thing which might impair the value or commit or permit any waste of its properties or any part thereof (other than acts of nature beyond its control), or permit any unlawful occupation, business or trade to be conducted on or from any of its properties and (iii) to the extent the Borrower leases any of its places of business, maintain and keep current at all times all leases for said places of business.

                  (f) NOTICE OF SUIT, PROCEEDINGS, ADVERSE CHANGE. The Borrower shall promptly give the Bank notice in writing (a) of all actions or suits (at law or in equity) and of all investigations or proceedings by or before any court, arbitrator or any governmental department, commission, board, bureau, agency or other instrumentality, state, federal or foreign, affecting the Borrower or its Subsidiaries or the rights or other properties of the Borrower or its Subsidiaries which a reasonably prudent Person would consider likely to have a material adverse effect on the Borrower or any Subsidiary if decided against the Borrower or any Subsidiary; (b) of any material adverse change in the condition (financial or otherwise) of the Borrower; and (c) of any seizure or levy upon any part of the properties of the Borrower under any process or by a receiver.

                  (g) CORRESPONDENT BANKING RELATIONSHIP. The Borrower and its Subsidiaries shall maintain correspondent banking relationships with the Bank.

                  (h) EXECUTION AND DELIVERY OF LOAN DOCUMENTS. The Borrower and its Subsidiaries shall execute and deliver to the Bank all Loan Documents (to be executed by the Borrower and its Subsidiaries) as and when requested by the Bank.

                  (i) INSURANCE. The Borrower shall timely procure and maintain and comply with such insurance and policies of insurance (including without limitation public liability insurance) as may be required by law and such other insurance including, but not limited to, coverage of real property and improvements, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated, and, if requested by the Bank, to furnish to the Bank a certificate of said insurance and further providing for thirty (30) Days notice to the Bank prior to any material amendment, expiration or cancellation.

                  (j) DEBTS AND TAXES AND LIABILITIES. Except to the extent that a failure to do so would not have a material adverse effect on the Borrower, the Borrower shall pay and discharge (i) all of its indebtedness and obligations in accordance with their terms and before it shall become in default, (ii) all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits or against its properties, prior to the date on which penalties attach thereto, and (iii) all lawful claims which, if unpaid, might become a lien or charge upon any of its properties; provided, however, that the Borrower shall not be required to pay any such indebtedness, obligation, tax, assessment, charge, levy or claim which is being contested in good faith by appropriate and lawful proceedings diligently pursued and for which adequate reserves have been set aside on its books. The Borrower shall also set aside and/or pay as and when due all monies required to be set aside and/or paid by any federal, state or local statute or agency in regard to F.I.C.A., withholding, sales or excise or other similar taxes.

                  (k) NOTIFICATION OF CHANGE OF NAME OR BUSINESS LOCATION. The Borrower shall notify the Bank of each change in the name of the Borrower and of each change of the location of any place of business and the office where the records of the Borrower are kept, and, in such case, shall execute such documents as the Bank may reasonably request to reflect said change of name or change of location, as the case may be; provided, however, the Principal Place of Business of the Borrower and the office where the records of the Borrower are kept may not be kept out of or removed from Lake Mary, Florida without the prior written consent of the Bank.

                  (l) PLEDGE OF STOCK. If the Borrower and the Bank agree at anytime to renew the Loan, the Borrower shall pledge to the Bank, as security for the Loan, all of the issued and outstanding common capital Stock of its Subsidiaries. The Borrower agrees to execute any and all documents including, without limitation, a pledge agreement and blank stock powers, in form and substance acceptable to the Bank, and deliver any and all stock certificates representing the Stock and other documents or certificates in order to grant and perfect the Bank's first priority security interest in the Stock.

                  (m) FINANCIAL COVENANTS. The Borrower (on a consolidated basis) shall meet or exceed the financial covenants set forth on EXHIBIT "D" attached hereto. Each covenant shall be tested quarterly by the Bank commencing with the fiscal quarter ending March 31, 2004. In addition, the Borrower (on a consolidated basis) shall maintain capital ratios which meet the "adequately capitalized" standards, as provided by 12 C.F.R. ss.6.4(b)(1) or other applicable law, as they apply for commercial banks or bank holding companies, as applicable, including Tier 1 Leverage Ratio, Tier 1 Risk-Based Capital Ratio and Total Risk-Based Capital Ratio, measured quarterly, beginning with the quarter ending March 31, 2004. Notwithstanding the foregoing, the Borrower shall report a Tier 1 Leverage Ratio of greater than or equal to five percent (5.00%), a Tier 1 Risk-Based Capital Ratio of greater than or equal to six percent (6.00%), and a Total Risk-Based Capital ratio of greater than or equal to nine percent (9.00%) at all times. Further, the Borrower shall cause each of its Subsidiaries (individually) to maintain capital ratios which meet the "well capitalized" standards, as provided by 12 C.F.R. ss.6.4(b)(1) or other applicable law, as they apply for commercial banks or bank holding companies, as applicable, including Tier 1 Leverage Ratio, Tier 1 Risk-Based Capital Ratio and Total Risk-Based Capital Ratio, measured quarterly, beginning with the quarter ending March 31, 2004.

                  (n) USE OF PROCEEDS. The proceeds of the Loan shall be used for the general working capital needs of the Borrower and its Subsidiaries.

                  (o) ACQUISITION OR FORMATION OF SUBSIDIARIES. The Borrower shall provide prior written notice to the Bank of any planned acquisitions or mergers or the establishment of any future Subsidiary.

                  (p) DIVIDENDS OF ITS SUBSIDIARIES. The Borrower shall cause its Subsidiaries, if necessary, to, during each fiscal year during the term of the Loan, pay dividends to the Borrower in amounts sufficient to accommodate the payment of the debt service in respect of the Loan.

         SECTION 4.2 NEGATIVE COVENANTS. The Borrower covenants, for so long as any of the principal amount of or interest on the Note is outstanding and unpaid or any Obligation arising hereunder remains unpaid or unperformed, as follows:

                  (a) SALE OF ASSETS. The Borrower will not sell, lease, assign, transfer or otherwise dispose of all or any material part of its assets or properties, tangible or intangible, except for the sale of mortgages in the secondary market or other banking transactions in the usual course of business, or permit any of its Subsidiaries to do the same outside of the ordinary course of business without the prior written consent of the Bank.

                  (b) MERGER, CONSOLIDATION, DISSOLUTION, ETC. The Borrower will not (i) consolidate or merge with any other corporation or Person or dissolve or take or omit to take any action which would result in its dissolution or (ii) enter into any arrangement, directly or indirectly, with any Person whereby the Borrower shall sell or transfer any property, real or personal, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred, without the prior written consent of the Bank.

                  (c) CHANGES IN BUSINESS. The primary business of the Borrower will not change from that conducted by it on the date of this Agreement without the prior written consent of the Bank.

                  (d) OTHER AGREEMENTS. The Borrower will not enter into any arrangements, contractual or otherwise, which would materially and adversely affect its duties or the rights of the Bank under the Loan Documents, or which is inconsistent with or limits or abrogates the Loan Documents.

                  (e) CHANGE IN MANAGEMENT, CONTROL OR OWNERSHIP. At no time during the term of this Agreement shall the Borrower allow or permit or shall there be any material change in the executive management, control or ownership of the Borrower and/or its Subsidiaries, without the prior written consent of the Bank.

                  (f) ADDITIONAL INDEBTEDNESS. The Borrower will not create, incur, assume, or suffer to exist any indebtedness or Liabilities (other than the Loan) for borrowed money, any indebtedness evidenced by notes, debentures or similar obligations or any conditional sales or title retention agreements or capitalized leases during the term of the Loan, without the prior written consent of the Bank.

                  (h) LIENS ON AND ENCUMBRANCE OF ASSETS. The Borrower will not voluntarily or involuntarily incur, create, assume or suffer to exist any mortgage, pledge, lien, security interest or other encumbrance of any nature whatsoever on the Stock.

                  (i) RESTRICTION ON DIVIDENDS. The Borrower will not, without the prior written consent of the Bank, which consent will not be unreasonably withheld, pay any cash dividends on any of its stock or make any other cash distributions to any of its shareholders.

                                    ARTICLE V

                              CONDITIONS OF LENDING

         The obligations of the Bank to lend hereunder and to make any Advance from time to time are subject to the following conditions precedent:

         SECTION 5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in the Loan Documents are true and correct on and as of the date hereof, and on the date of each Advance or disbursement hereunder.

         SECTION 5.2 NO DEFAULT. On the date hereof and on the date of each Advance or disbursement, the Borrower shall be in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and no Event of Default nor any event that, upon notice or lapse of time or both, would constitute such an Event of Default, shall have occurred and be continuing at such time.

         SECTION 5.3 LOAN DOCUMENTS; COMMITMENT FEE. The Borrower shall have delivered or caused to be delivered to the Bank, in fully executed form, all the Loan Documents, in form and substance satisfactory to the Bank, as the Bank may request and all of the Loan Documents shall be in full force and effect. The Borrower shall have paid the Commitment Fee to the Bank, when and as due.

         SECTION 5.4 SUPPORTING DOCUMENTS. On or prior to the date hereof, the Bank shall have received the following supporting documents, all of which shall be satisfactory in form and substance to the Bank:

                  (a) a certificate or certificates, dated as of the date hereof, of (i) the Secretary or any Assistant Secretary of the Borrower certifying (A) that contained therein is a true and correct copy of certain resolutions adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of the Loan Documents and the performance of the obligations of the Borrower and the borrowings thereunder, which resolutions have not been altered or amended in any respect, and remain in full force and effect at all times since their adoption; (B) that attached thereto is a true and correct copy of the Articles of Incorporation of the Borrower, and that such Articles of Incorporation have not been altered or amended, and no other charter documents have been filed, since the date of the filing of the last amendment thereto or other charter document as indicated on the certificate of the Secretary of State of the State of Florida attached thereto; (C) that attached thereto is a true and correct copy of the Bylaws of the Borrower and that such Bylaws are in full force and effect and no amendment thereto is pending which would in any way affect the ability of the Borrower to enter into and perform the Obligations contemplated hereby; and (D) the incumbency and signatures of the officers of the Borrower signing the Loan Documents and any report, certificate, letter or other instrument or document furnished by the Borrower in connection therewith, and (ii) another authorized officer of the Borrower certifying the incumbency and signature of the Secretary or Assistant Secretary of the Borrower;

                  (b) certificate or certificates of the Florida Secretary of State dated as of a recent date, as to the good standing of the Borrower; and

                  (c) a certificate or certificates, dated as of the date hereof, of the Secretary or any Assistant Secretary or other authorized officer of the Borrower acceptable to the Bank certifying the appointment and signatures of the Authorized Representatives.

         SECTION 5.5 ADDITIONAL NOTES. To the extent the principal amount then outstanding under the Loan together with the Advance requested would exceed the face amount of the Note then outstanding (which collectively includes all notes executed by the Borrower in favor of the Bank to evidence the Loan), the Borrower agrees to then execute and deliver to the Bank the additional note of the Borrower in such face amount as is necessary so that the total principal amount outstanding on the Loan after the making of said Advance shall not exceed the face amount of the Note (which collectively includes all notes executed by the Borrower in favor of the Bank concerning said Loan and will include the note described in this Section). At the time of the execution of said additional Note, the Borrower shall pay to the Bank all documentary and other taxes required under applicable law.

         SECTION 5.6 EXISTING LIENS AND INDEBTEDNESS. The Borrower shall cause all existing liens, encumbrances and security interests (if any) held by any secured party other than the Bank on any assets or properties of the Borrower to be assigned to the Bank or fully released and terminated of record.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

         SECTION 6.1 EVENTS OF DEFAULT. The following each and all are Events of Default hereunder:

                  (a) MONETARY DEFAULT. If the Borrower shall default in any payment of the principal of or interest on the Loan when and as the same shall become due and payable, whether at maturity, by acceleration at the discretion of the Bank or otherwise; or

                  (b) NON-MONETARY DEFAULT. If the Borrower shall default in the performance of or compliance with any term or covenant contained in the Loan Documents, and such default shall continue and remain uncured for a period of ten (10) consecutive Days; or

                  (c) FINANCIAL CONDITION OF BORROWER. If the Bank determines in its sole and absolute discretion that the financial condition of the Borrower shall have materially deteriorated from the date of this Agreement to the date of any such determination; or

                  (d) THIRD PARTY DEFAULT. If the Borrower shall suffer a material default in the performance of any material agreement with any Person other than the Bank; or

                  (e) MISREPRESENTATION. If any representation or warranty made in writing by or on behalf of the Borrower or any Subsidiary or in any other Loan Document shall prove to have been false or incorrect in any material respect on the date as of which made or reaffirmed; or

                  (f) DISSOLUTION. Any order, judgment, or decree is entered in any proceedings against Borrower or any Subsidiary decreeing the dissolution of Borrower and such order, judgment, or decree remains unstayed and in effect for more than thirty (30) Days; or

                  (g) DEFAULT UNDER LOAN DOCUMENTS. If the Borrower fails to fulfill or comply with the terms of any Loan Document or there shall be a default under any Loan Document; or

                  (h) BANKRUPTCY, FAILURE TO PAY DEBTS, ETC. If the Borrower or any Subsidiary shall admit in writing its inability, or be generally unable, to pay its debts as they become due or shall make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for the Borrower or any Subsidiary or a substantial part of any of their assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against the Borrower or any Subsidiary, in which an order for relief is entered or which remains undismissed for a period of thirty (30) Days or more, or the Borrower or any Subsidiary by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application, or proceeding or order for relief or the appointment of a custodian, receiver or any trustee for the Borrower or any Subsidiary or any substantial part of any of its properties, or shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) Days or more; or

                  (i) FRAUDULENT CONVEYANCE. The Borrower or any Subsidiary shall have concealed, removed, or permitted to be concealed or removed, any part of its properties, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its properties which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall have made any transfer of its properties to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of its properties through legal proceedings or distraint which is not vacated within thirty (30) Days from the date thereof.

                  (j) SPLIT-UP. If any order, judgment, or decree is entered in any proceedings against the Borrower decreeing a split-up of the Borrower which requires the divestiture of a substantial part of the assets of the Borrower or which requires the divestiture of assets or stock of a Subsidiary and such order, judgment, or decree remains unstayed and in effect for more than thirty
(30) Days.

                  (k) PROHIBITION AGAINST PAYMENT OF DIVIDENDS. If (i) any regulatory authority having jurisdiction over the Borrower or any Subsidiary, as the case may be, takes any action, or (ii) the Borrower or any Subsidiary enters into any agreement with any regulatory authority having jurisdiction over Borrower or any Subsidiary, as the case may be, prohibiting or restricting, in any way, the payment of dividends by any Subsidiary to the Borrower.

                                   ARTICLE VII

                               RIGHTS UPON DEFAULT

         Upon the occurrence or continuing of any Event of Default, the Bank shall have and may exercise any or all of the rights set forth herein (provided, however, the Bank shall be under no duty or obligation to do so):

         SECTION 7.1 ACCELERATION. To declare the indebtedness evidenced by the Note and all other Obligations to be forthwith due and payable, whereupon the Note and all other Obligations shall become forthwith due and payable, both as to principal and interest, without presentment, demand, protest or any other notice or grace period of any kind, all of which are hereby expressly waived, anything contained herein or in the Note or in such other Obligations to the contrary notwithstanding, and, upon such acceleration, the unpaid principal balance and accrued interest upon the Note shall from and after such date of acceleration bear interest at the Default Rate.

         SECTION 7.2 RIGHT OF SETOFF. To exercise its right of setoff as permitted under Section 2.7.

         SECTION 7.3 OTHER RIGHTS. To exercise such other rights as may be permitted under any of the Loan Documents or applicable law.

         SECTION 7.4 UNIFORM COMMERCIAL CODE. To exercise from time to time any and all rights and remedies of a secured creditor under the UCC and any and all rights and remedies available to it under any other applicable law.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.1 CUMULATIVE REMEDIES. The remedies provided in this Agreement and in the Loan Documents are cumulative and not exclusive of any remedies provided by law or in equity. Upon an Event of Default, the Bank may elect to exercise any one or more of such remedies and such election shall not waive or cause the Bank to have elected not to subsequently exercise any other such remedies available to it under the Agreement or any Loan Document.

         SECTION 8.2 AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of this Agreement, the Note or the other Loan Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 8.3 ADDRESSES FOR NOTICES, ETC. All notices, requests, demands and other communications provided for hereunder shall be in writing and shall be deemed to have been given (i) in the case of delivery, when addressed to the other party and delivered to the address set forth below, (ii) in the case of mailing, three (3) Days after said notice has been deposited in the United States Mails, postage prepaid, by certified or return mail, and addressed to the other party as set forth below, and (iii) in all of the cases, when received by the other party. The address at which notices may be sent under this Section are the following:

         If to the Borrower:      SOUTHERN COMMUNITY BANCORP
                                  250 North Orange Avenue,
                                  Orlando, Florida 32801
                                  Attention:  John Squires, President

         If to the Bank:          SUNTRUST BANK
                                  200 South Orange Avenue
                                  Mail Code O-1109
                                  Orlando, Florida 32801
                                  Attention:  Adam J. Weinstein, Vice President

         with a copy to:          Charles T. Brumback, Jr., Esq.
                                  Akerman Senterfitt
                                  255 South Orange Avenue, 17th Floor
                                  P.O. Box 231
                                  Orlando, FL  32802-0231

Any party may at any time change the address to which notices may be sent under this Section by the giving of notice of such change to the other party in the manner set forth herein.

         SECTION 8.4 APPLICABLE LAW. This Agreement, and each of the Loan Documents and transactions contemplated herein (unless specifically stipulated to the contrary in such document) shall be governed by and interpreted in accordance with the laws of the State of Florida.

         SECTION 8.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties, covenants and agreements contained herein or made in writing by the Borrower in connection herewith shall survive the execution and delivery of this Agreement, the Note and the other Loan Documents and be true and correct during the term of the Loan.

         SECTION 8.6 TIME OF THE ESSENCE. Time is of the essence of this Agreement, the Note and the other Loan Documents.

         SECTION 8.7 HEADINGS. The headings in this Agreement are intended to be for convenience of reference only, and shall not define or limit the scope, extent or intent or otherwise affect the meaning of any portion hereof.

         SECTION 8.8 SEVERABILITY. In case any one or more of the provisions contained in this Agreement, the Note or the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not affect any other provision of this Agreement, the Note or the other Loan Documents, but this Agreement, the Note and the other Loan Documents shall be construed as if such invalid or illegal or unenforceable provision had never been contained therein; provided, however, in the event said matter would in the reasonable opinion of the Bank adversely effect the rights of the Bank under any or all of the Loan Documents, the same shall be an Event of Default.

         SECTION 8.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         SECTION 8.10 CONFLICT. In the event any conflict arises between the terms of this Agreement and the terms of any other Loan Document, the Bank shall have the option of selecting which conditions shall govern the loan relationship evidenced by this Agreement and, if the Bank does not so indicate, the terms of this Agreement shall govern in all instances of such conflict.

         SECTION 8.11 TERM. The term of this Agreement shall be for such period of time until the Loan and Note have been repaid in full, the Borrower has no further right to request any Advance on the Loan and all Obligations have been paid to the Bank in full. At such time, the Bank shall mark all the Loan Documents "Canceled" and return them to the Borrower.

         SECTION 8.12 CROSS DEFAULTS. A default under any Loan Document, including a default under this Agreement, shall be and constitute a default under each and every Loan Document, including this Agreement and under all other loan documents, instruments or certificates evidencing or executed in connection with any other loan or credit facility now existing or hereafter extended by the Bank or any other subsidiary of SunTrust Banks, Inc. to the Borrower or any Subsidiary of the Borrower. A default under any other loan or credit facility now existing or hereafter extended by the Bank or any other subsidiary of SunTrust Banks, Inc., to the Borrower or any Subsidiary of the Borrower shall be and constitute a default under each and every Loan Document, including this Agreement.

         SECTION 8.13 EXPENSES. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to pay, and save Bank harmless against liability for the payment of, all out-of-pocket expenses arising in connection with this transaction, all taxes including, without limitation, documentary stamp taxes, together in each case with interest and penalties, if any, and any income tax payable by Bank in respect of any reimbursement therefor, which may be payable in respect of the execution, delivery and performance of this Agreement or the execution, delivery, acquisition and performance of any Note issued under or pursuant to this Agreement (excepting only any tax on or measured by net income of Bank determined substantially in the same manner, other than the rate of tax, as net income is presently determined under the Federal Internal Revenue Code), and the reasonable fees and expenses of any counsel to Bank in connection with this Agreement and any subsequent modification or enforcement thereof or consent thereunder including, without limitation, attorneys fees and court costs incurred in any legal proceeding whether at the trial or appellate level or in any bankruptcy proceeding. The obligations of Borrower under this Section 8.13 shall survive payment of any Note.

         SECTION 8.14 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement contained by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided, however, this clause shall not by itself authorize any delegation of duties by the Borrower or any other assignment which may be prohibited by the terms and conditions of this Agreement.

         SECTION 8.15 FURTHER ASSURANCES. The Borrower shall, from time to time, execute such additional documents as may reasonably be requested by the Bank or the counsel, to carry out and fulfill the intent and purpose of this Agreement and the Loan Documents.

         SECTION 8.16 NO THIRD PARTY BENEFICIARIES. The parties intend that this Agreement is solely for their benefit and no Person not a party hereto shall have any rights or privileges under this Agreement whatsoever either as the third party beneficiary or otherwise.

         SECTION 8.17 NO WAIVER. No failure or delay on the part of the Bank in exercising any right, power or remedy hereunder, or under the Note or the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or thereunder.

         SECTION 8.18 ENTIRE AGREEMENT. Except as otherwise expressly provided, this Agreement and the other Loan Documents embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.


                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed, sealed and delivered, as applicable, by their duly authorized officers on the day and year first above written.

                           BORROWER:
                           SOUTHERN COMMUNITY BANCORP

                           By:
                               -----------------------------------------------
                           Name:
                                 ---------------------------------------------
                           Title:
                                 ---------------------------------------------


                           BANK:
                           SUNTRUST BANK


                           By:
                              ------------------------------------------------
                                Adam J. Weinstein, Vice President

                                   EXHIBIT "A"

                   LIST OF INITIAL AUTHORIZED REPRESENTATIVES

As of the date of this Agreement, the following Persons are the Authorized Representatives of the Borrower:


1.       Charlie W. Brinkley, Jr.

2.       John G. Squires

3.       Stephen R. Jeuck

4.       Linda Cook

                                   EXHIBIT "B"

           FORM OF DESIGNATION OR CHANGE OF AUTHORIZED REPRESENTATIVE

SunTrust Bank
Financial Institutions Group
200 South Orange Avenue
Mail Code O-1109
Orlando, Florida 32801
Attn: Adam J. Weinstein
      Vice President

      Re: Loan Agreement (as amended, modified, supplemented, restated or replaced from time to time, the "Loan Agreement") by and between Southern Community Bancorp (the "Borrower") and SunTrust Bank (the "Bank"), dated March _____, 2004

Gentlemen:

         Pursuant to the Loan Agreement, the undersigned Authorized Representative hereby notifies and advises the Bank that, effective as of the date hereof, each of the following persons are hereby designated as an "Authorized Representative" for purposes of the Loan Agreement and, as such, are hereby each and all authorized and empowered in the name and on behalf of the Borrower, INTER ALIA to request Advances under the Loan and, in connection therewith, to execute and deliver to the Bank any Notice of Borrowing or other required Advance request document substantially in the forms attached to or otherwise permitted in the Loan Agreement, and the Bank shall be fully entitled to rely upon the foregoing authorization in so doing, and the following are genuine specimens of such Authorized Representatives' signatures:

         NAME            TITLE/POSITION                   SIGNATURE
-------------------   -------------------        ----------------------------

-------------------   -------------------        ----------------------------

-------------------   -------------------        ----------------------------

         The following persons are hereby removed from the list of Authorized
Representatives:

                  ----------------------------

                  ----------------------------

                  ----------------------------

                  ----------------------------


         The designation and/or removal of the Authorized Representatives set forth above shall remain in effect until such time as the Bank is notified by the Borrower, in writing, of any further changes.

                                   SOUTHERN COMMUNITY BANCORP
                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                            Authorized Representative

                                   EXHIBIT "C"

                           Form of Notice of Borrowing

SunTrust Bank
Financial Institutions Group
200 So. Orange Avenue
Mail Code O-1109
Orlando, Florida 32801

Attn: Adam J. Weinstein
      Vice President

      Re: Advances under that certain Loan Agreement (as amended, modified, supplemented, restated or replaced from time to time, the "Loan Agreement") by and between Southern Community Bancorp (the "Borrower") and SunTrust Bank (the "Bank") dated March _____, 2004

      The undersigned, duly Authorized Representative of the Borrower hereby furnishes the Bank a "Notice of Borrowing" and specifies that:

      1. The date the Advance is requested (which shall be a Banking Day) is _______________, ______.

      2. The amount of the proposed borrowing is $_____________ (minimum principal amount of $10,000.00).

      3. The Advance requested hereby under the above referenced Loan Agreement shall be made by the Bank by depositing it to the bank account maintained by the Borrower with the Bank or by such other method as may be mutually satisfactory to the Bank and the Borrower.

         4. As of the date hereof there has been no material adverse change in the financial condition of the Borrower from that set forth in the most recent annual financial statements furnished to the Bank.

      As used herein, the terms "Advance," "Authorized Representative" and "Banking Day" shall have the respective meanings assigned to such terms in the above-referenced Loan Agreement.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice of Borrowing as of the ____ day of ____________, 200_.

                               SOUTHERN COMMUNITY BANCORP


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                                        Authorized Representative

                                   EXHIBIT "D"

                               FINANCIAL COVENANTS

COVENANT                              REQUIREMENT           WHEN TESTED
--------                              -----------           -----------

Debt Service Coverage Ratio             >2.00:1               Quarterly
                                        -

Non-Performing Assets Ratio             <1.50%                Quarterly
                                        -

Net Charge-Off Ratio                    <0.35%                Quarterly
                                        -

Tangible Equity Ratio                   >6.75%                Quarterly